Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
As a result of the VIH Business Combination, the Company acquired a controlling interest in Opco, which is treated as a partnership for U.S. federal income tax purposes, and in most applicable state and local income tax jurisdictions. As a partnership, Opco is not itself subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by Opco is passed through to and included in the taxable income or loss of its partners, including the Company following the VIH Business Combination, on a pro rata basis. The Company’s U.S. federal and state income tax expense primarily relates to the Company’s allocable share of any taxable income or loss of Opco following the VIH Business Combination. In addition, Opco’s wholly owned corporate subsidiaries that are consolidated for U.S. GAAP purposes but separately taxed for federal, state, and foreign income tax purposes as corporations are generating federal, state, and foreign income tax expense.
The domestic and foreign components of income (loss) from continuing operations before income taxes for the following periods were as follows (in thousands):

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022
Domestic	$(94,301)	$(153,294)	$(1,971,836)
Foreign	—	(4)	(3)
Loss from continuing operations before provision for income taxes	$(94,301)	$(153,298)	$(1,971,839)
Loss from discontinued operations before provision for income taxes	(8,976)	(72,070)	(29,415)
Total loss before income taxes	$(103,277)	$(225,368)	$(2,001,254)
Details of the income tax expense (benefit) from continuing operations are as follows (in thousands):

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022
Current:
Foreign	$—	$—	$—
Federal	—	—	—
State	110	355	182
Total current income tax expense (benefit)	110	355	182
Deferred:
Foreign	—	—	—
Federal	—	—	(9,390)
State	—	—	(2,182)
Total deferred income tax expense (benefit)	—	—	(11,572)
Income tax expense (benefit) from continuing operations	110	355	(11,390)
Income tax expense (benefit) from discontinued operations	60	89	70
Total Income tax expense (benefit)	$170	$444	$(11,320)

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022
Tax provision at federal statutory rate	$(19,803)	$(32,193)	$(414,086)
Increase (decrease) in income tax resulting from:
State income taxes, net of federal tax effect	(3,175)	919	(34,267)
Noncontrolling interest	10,871	21,517	293,795
Fair value of warrant liability	3,609	330	(3,494)
Changes in valuation allowance	7,078	5,860	142,503
Stock compensation	2,156	2,097	3,862
Subsidiary liquidation	—	1,978	—
Other	(626)	(153)	297
Provision for (benefit from) income taxes	$110	$355	$(11,390)
Effective tax rate	(0.12)%	(0.23)%	0.58%
The effective tax rate differs from the federal statutory rate primarily due to the loss allocated to noncontrolling interest that is not taxed to the Company and changes to the Company’s valuation allowance. While Opco incurred a net loss before income taxes of $94.3 million for the year ended December 31, 2024, only $42.5 million was allocated to Bakkt Holdings, Inc. The remaining $51.8 million is benefited for tax purposes by members outside of the reporting group. The tax expense of $0.1 million relates to state and foreign tax expense since the Company has recorded a full valuation allowance that offsets the tax benefit of its losses.
The following summarizes the significant components of our deferred tax assets and liabilities (in thousands):

	December 31, 2024	December 31, 2023
Deferred tax assets:
Investment in partnership	$124,810	$114,641
Net operating loss carryforwards	33,638	23,860
Deferred and share-based compensation	2,607	2,360
Other	541	—
Total deferred tax assets	161,596	140,861
Less: valuation allowance	(152,453)	(139,331)
Net deferred tax assets	9,143	1,530
Deferred tax liabilities:
Intercompany asset with Opco	9,143	1,530
Total deferred tax liabilities	9,143	1,530
Net deferred tax assets (liabilities)	$—	$—
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Our realizability of our deferred tax assets, in each jurisdiction, is dependent upon the generation of future taxable income sufficient to utilize the deferred tax assets on income tax returns, including the reversal of existing temporary differences, historical and projected operating results and tax planning strategies. We assessed that substantially all of our deferred tax assets were not more likely than not to be realized. As such. the Company had a valuation allowance of $152.5 million and $139.3 million as of December 31, 2024 and December 31, 2023, respectively. The increase in the valuation allowance during the year was primarily related to the generation of net operating losses that are not expected to be realized.
As of December 31, 2024, the Company had gross federal net operating loss carryforwards (“NOLs”) of $122.7 million, all of which can be carried forward indefinitely. The Company also had state NOLs of $115.7 million which will begin to expire in 2031. As of December 31, 2023, the Company had gross federal NOL carryforwards of $90.0 million, all of which can be carried forward indefinitely. The Company also had state NOLs of $79.9 million which will begin to expire in 2037. The Company had capital loss carryforwards of $3.0 million which will expire in 2028 and tax credits of $0.4 million that begin to expire in 2031.
The Company files income tax returns in the U.S., as well as various state and foreign jurisdictions. While the Company is not currently under examination in any of the applicable taxing jurisdictions, the Company is open to examination for federal, state, and foreign jurisdictions beginning in 2021 with a few state jurisdictions open to examination beginning in 2020.
The Company is open to examination for federal, state, and foreign jurisdictions beginning in tax year 2021. The following state jurisdictions are open to examination beginning in tax year 2020 for Bakkt Opco: Arizona, California, Kentucky, Minnesota, New Jersey, and Texas. Note that the corporate entity (Bakkt Holdings, Inc.) was not formed until 2021 so only the partnership returns for these jurisdictions would be open.
Our non-U.S. subsidiaries are subject to Global Intangible Low-Taxed Income (“GILTI”) provisions under the Tax Cuts and Jobs Act. The Company has elected to recognize the tax expense related to GILTI as a period cost in the period incurred. The Organization for Economic Cooperation and Development has developed guidance known as the Global Anti-Base Erosion Pillar Two minimum tax rules, or Pillar Two, which generally provide for a minimum effective tax rate of 15% and are intended to apply to tax years beginning in 2024. The Company does not expect these rules to have a material impact on our income tax provision in 2024.
The effects of uncertain tax positions are recognized in the consolidated financial statements if these positions meet a “more-likely-than-not” threshold. For those uncertain tax positions that are recognized in the consolidated financial statements, liabilities are established to reflect the portion of those positions where the Company cannot conclude “more-likely-than-not” to be realized upon ultimate settlement. The Company had no unrecognized tax benefits or related interest and penalties accrued as of both December 31, 2024 and December 31, 2023.